                                    GMO TRUST

                                  SUPPLEMENT TO
                  GMO TRUST PROSPECTUS DATED JUNE 30, 2004 AND
        GMO TRUST STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2004

GMO ASIA FUND

The Board of Trustees of GMO Trust has approved changes to the investment objective and strategies of GMO Asia Fund. All changes are subject to review by the staff of the Securities and Exchange Commission, and will be implemented no earlier than 60 days from the date of this supplement. Until the proposed changes are implemented, the Fund is closed to any additional investments from existing investors and any new investors.

If the proposed changes are implemented the Fund's name will change to "GMO Emerging Markets Quality Fund," and the description of the Fund appearing on page 42 of the Prospectus will be as follows:

         INVESTMENT OBJECTIVE

         Broad exposure to the higher quality companies in the benchmark.

         PRINCIPAL INVESTMENT STRATEGIES

         The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. The Manager uses proprietary quality models to evaluate an issuer's quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity). The Manager typically selects issuers from among the top third of companies ranked by quality scores in each country in the benchmark. The Manager will screen out companies it believes are of the poorest quality. The Manager typically will make minor country bets. The factors considered by the Manager and the models used may change over time.

         The Fund's portfolio is constructed so as typically to have more liquidity than the portfolio of the GMO Emerging Markets Fund, and the Fund has a quality bias relative to many other traditional emerging market funds. The Fund typically will be less "actively" managed than, for example, GMO Emerging Markets Fund (another series of GMO Trust, which is offered through a separate prospectus). The Manager seeks to manage the Fund with low portfolio turnover and low tracking error relative to the benchmark.

         Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings made for investment purposes in investments tied economically to emerging markets. The Fund will not change this policy without providing its shareholders with at least 60 days' prior written notice. The Manager defines "emerging markets" as those countries in Asia, Latin America, the Middle East, Africa, and Europe that are not included in the MSCI EAFE Index, a developed markets index. For purposes of this Prospectus, an investment is "tied economically" to an emerging market country if: (i) it is an investment in an issuer that is organized under the laws of such country or in an issuer that maintains its principal place of business in such country;
         (ii) it is traded principally in such country; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country, or has at least 50% of its assets in such country. When used in this Prospectus, the term "investments" includes both direct investments and indirect investments (e.g., derivatives and synthetic instruments with economic characteristics similar to the underlying assets). The Fund may achieve exposure to emerging markets through direct investments or indirect investments.

         The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments);
         (iii) manage risk by implementing shifts in investment exposure; and
         (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund.

         BENCHMARK

         The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis.

         PRINCIPAL RISKS OF INVESTING IN THE FUND

         The value of an investment in the Fund changes with the value of the Fund's investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks."

         - MARKET RISK - EQUITY SECURITIES - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

         - FOREIGN INVESTMENT RISK - The value of foreign securities may change more rapidly and extremely than the value of U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. These and other risks are greater for the Fund's emerging markets investments.

         - LIQUIDITY RISK - The Fund's ability to sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.

         - CURRENCY RISK - Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund's foreign currency holdings and investments in securities denominated in foreign currencies or related derivative instruments. To the extent the Fund hedges currency exposure, it is exposed to the risk that the U.S. dollar will decline relative to the hedged currency.

         Other principal risks of an investment in the Fund include Market Risk
         - Value Securities (e.g., risk that the market may not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values that the Manager anticipates), Derivatives Risk (e.g, use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from the Fund's focus on investments in emerging markets), and Management Risk (e.g., risk that the strategies and techniques of the Manager will fail to produce the desired results).

In order to implement the Fund's new investment strategy, the Fund's investment manager anticipates that up to approximately 85% of the Fund's portfolio will be sold, resulting in transaction costs of approximately 0.64% of the Fund's average daily net assets that will be borne by the Fund. The portfolio turnover will result in net income, short-term capital gains and/or long-term capital gains that will be distributed to shareholders of the Fund. Any such distributions will be subject to federal U.S. taxation. Net income and short-term capital gain distributions are generally taxable to shareholders as ordinary income. Please consult with your tax advisor about the precise tax consequences for your particular situation, including state, local, and other applicable tax laws.


Supplement Date:  July 15, 2004



                                      -3-